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Scudder Latin America Fund

Supplement to Prospectus
Dated March 1, 1997

Until September 1, 1997, the Fund's investment adviser, Scudder, Stevens & Clark, Inc., has agreed to waive 0.10% of its investment management fee payable by the Fund based on the average daily net assets of the Fund in excess of $1 billion.





July 1, 1997